UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834

Name of Registrant: Vanguard Windsor Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 – April 30, 2013

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2013

Vanguard WindsorTM Fund

> Vanguard Windsor Fund returned almost 18% for the six months ended April 30, 2013, ahead of its benchmark and the average return of peer funds.

> The broad U.S. stock market climbed about 15% as the economy slowly expanded and corporate profits remained solid.

> Financial stocks provided the largest portion of the fund’s return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	25
Trustees Approve Advisory Agreements.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2013
Total
Returns
Vanguard Windsor Fund
Investor Shares	17.90%
Admiral™ Shares	17.96
Russell 1000 Value Index	16.31
Multi-Cap Value Funds Average	16.12
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2012, Through April 30, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$14.66	$17.08	$0.179	$0.000
Admiral Shares	49.47	57.64	0.629	0.000

1

Chairman’s Letter

Dear Shareholder,

Stocks of just about every type thrived in a favorable investment climate over the six months ended April 30, 2013, but value stocks fared better than their growth counterparts by several percentage points. And among value stocks, Vanguard Windsor Fund’s holdings performed better than those of many peers.

The fund returned nearly 18% for the period, eclipsing the return of its benchmark, the Russell 1000 Value Index, and the average return of multi-capitalization value funds.

The financial sector, by far the fund’s largest at roughly a quarter of assets during the period, drove Windsor’s performance. In fact, thanks to particularly astute stock-picking by the advisors, financial holdings were responsible for more than one-third of the overall return. The nine industry sectors held by the fund finished with gains; only energy, with a return of 9%, failed to reach double digits.

The stock rally persisted, but not without challenges
Global stocks delivered a vigorous performance, recording gains in five of the six months ended April 30. U.S. equities finished with a strong return of about 15%.

The Standard & Poor’s 500 Index closed April the same way it had March: at a record high amid solid corporate earnings and encouraging economic data. Also following a productive path were

2

international equities, which returned almost 13% for the six months, helped by strength in Japan.

Despite the impressive results and relatively low volatility, the period had its share of potential pitfalls. Investors continued to worry about the pace of growth in China and the United States. And the deadly Boston Marathon bombing on April 15 triggered market anxiety.

Bonds notched a slight return as yields remained low

Bonds, after sputtering for most of the half year, finished it with a bit of a flourish. The broad U.S. taxable bond market returned 0.9% for the six months, following a 1.0% boost in April. The yield of the 10-year U.S. Treasury note closed the period at 1.67%, a couple of ticks below its starting level of 1.69%, and lower still than the 1.85% it registered at the end of March. (Bond yields and prices move in opposite directions.)

Municipal bonds delivered a return closer to 2%, with more than half the gain coming in April. The Federal Reserve’s target for short-term interest rates remained pegged between 0% and 0.25%, which kept a firm leash on returns from money market and savings accounts. In a May 1 statement, the Fed said it would continue buying $85 billion a month in U.S. Treasury bonds and mortgage-backed securities until the job market improves substantially.

Market Barometer

			Total Returns
		Periods Ended April 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.05%	17.17%	5.49%
Russell 2000 Index (Small-caps)	16.58	17.69	7.27
Russell 3000 Index (Broad U.S. market)	15.16	17.21	5.63
MSCI All Country World Index ex USA (International)	12.78	14.15	-0.84

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.90%	3.68%	5.72%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.78	5.19	6.09
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.28

CPI
Consumer Price Index	0.52%	1.06%	1.60%

3

Kenneth Volpert, head of our Taxable Bond Group, noted recently that the Fed’s extraordinary actions to stimulate growth may have, in effect, pulled what would have been future investment gains into the present. The trade-off, he said, is that once the Fed begins to unwind the stimulus, “future returns are likely to be lower than they otherwise would have been for both bonds and stocks.”

The financial sector shone during a broad-based rally
The Windsor Fund’s advisors follow a contrarian approach in their search for stocks, always on the lookout for downtrodden companies where the fall is only temporary and a rebound is in sight. This strategy requires an eye for the business cycle, and for which industries are strengthening and which are losing steam. Of course, succeeding with such a strategy is easier said than done.

Sometimes the economic climate and the market’s course aren’t aligned with the fund’s approach. After recent periods when its holdings were occasionally out of sync with market trends, the Windsor Fund connected over the half year with some of the market’s most fruitful areas.

As I mentioned earlier, the financial sector—a traditional stronghold for value stocks—was the fund’s most productive by nearly any measure. Financials’ returns were broad-based, and the advisors’ stock choices were superior. Insurance companies generated healthy results as their strong underwriting performance,

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.41%	0.31%	1.25%

The fund expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2013, the fund’s annualized expense ratios were 0.37% for Investor Shares and 0.27% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Multi-Cap Value Funds.

4

diversified business lines, and economies of scale offset a surge in claims over Hurricane Sandy damage. Diversified financial services corporations profited from higher capital levels, better lending conditions, and the recovering U.S. housing market. Asset managers thrived as the investing climate kept improving. The fund also benefited as the advisors steered clear of some underperforming commercial banks.

Windsor’s return was further boosted by the information technology sector, where the fund’s heavy weighting enabled it to take advantage of the industry’s overall strength despite some poorly performing stock picks. Although much has been said about the competitive pressures in the personal computer industry, some of its largest firms were helped by their global reach and multiple business areas, as well as by lower expectations.

Airlines, in the industrial sector, and pharmaceutical companies, in health care, also performed strongly. Disappointments were few, but in the consumer discretionary sector, Windsor’s lack of exposure to some of the nation’s largest movie and entertainment corporations dented returns.

You can find more information about Windsor’s performance and positioning in the Advisors’ Report, which follows this letter.

The wisdom of rebalancing holds true as stocks climb
More than four years have passed since the U.S. stock markets began an impressive recovery from the depths of the 2008–2009 global financial crisis. The S&P 500 Index has risen from a low of 677 on March 9, 2009, to a close of 1,598 on April 30, 2013, a cumulative total return of 158%. International stock markets, while not back to peak levels, have also rebounded strikingly.

Such a strong recovery is, of course, a welcome development that few would have predicted four years ago. And investors with the discipline to maintain their stock allocation as part of a balanced, diversified portfolio have been able to more than recoup their crisis-era losses.

Discipline is just as important in good times as in bad. At Vanguard, we have long counseled investors to “stay the course”—to maintain a long-term commitment to a sensible portfolio. But staying the course doesn’t mean you should avoid taking action altogether.

Over time, returns will shift the weighting of stocks and bonds in a portfolio, and its asset mix may become more aggressive than originally planned. To manage this risk, investors should periodically consider rebalancing, or adjusting their asset allocation to bring it back to its target.

5

For example, you should consider rebalancing if you’ve established a 60%/40% stock/bond portfolio and you find that your target allocation is now off by 5 percentage points or more. (For more on this topic, see Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

I realize it’s not easy to contemplate rebalancing when stocks have surged and expectations for bond returns are very modest. However, we believe that bonds will continue to play a valuable role in helping to smooth out stocks’ volatility.

Without rebalancing, an investor could end up with a portfolio that’s very different from—and potentially riskier than—what he or she intended.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 10, 2013

6

Advisors’ Report

For the fiscal half year ended April 30, 2013, the Investor Shares of Vanguard Windsor Fund returned 17.90%, while the lower-cost Admiral Shares returned 17.96%.

Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These reports were prepared on May 16, 2013.

Wellington Management Company, LLP

Portfolio Manager:
James N. Mordy, Senior Vice President
and Equity Portfolio Manager

Equity markets climbed higher over the half year, with the Standard & Poor’s 500 Index returning 14.42% and value indexes faring better than growth ones. Our performance during this period was relatively favorable.

Typically, our relative results are derived from stock selection rather than sector positioning, and this period was no exception. Our best sector was financials,

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	70	9,993	Seeks to provide long-term total returns above both the
Company, LLP			S&P 500 and value-oriented indexes over a complete
			market cycle through bottom-up, fundamentally driven
			stock selection focused on undervalued securities.
Pzena Investment Management,	28	4,012	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	2	327	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

7

as several of our insurance names excelled; Unum, Ameriprise Financial, and Principal Financial each returned 30% or more. We were overweighted in financials relative to the S&P 500 Index but underweighted versus the Russell 1000 Value Index.

Information technology was the worst-performing sector in the S&P 500 Index. In addition to declines in traditional markets including PCs and notebook computers, investors worried about potential disruption from emerging forces such as cloud computing. We believe this has created a compelling buying opportunity for stocks like EMC and Intel, which have lagged the market in recent years.

Overall, technology was our most active area for new purchases. Our average weighting for the sector was a little over 15%, less than the 18.5% in the S&P 500 Index but well above the 6.5% in the Russell 1000 Value Index. We ended the period at 16.3%. We were significantly underweighted relative to the S&P 500 Index in Apple, whose shares dropped almost 25% over the six months as iPhone 5 sales failed to meet some analysts’ expectations. Now that Apple has a more appropriate capital allocation strategy, we believe its stock is a more appealing value, and we bought more shares during the period.

Another fruitful sector was industrials, led by Delta Air Lines, which returned 78%.

Airlines have remained disciplined in controlling capacity, and Delta is solidly profitable. In addition, its management announced a plan to return $1 billion of capital to shareholders, including an initial dividend, over the next three years. Pentair and Eaton were also solid contributors.

The energy sector in the S&P 500 Index lagged. Our relative results benefited from our decision not to invest in Exxon Mobil, which accounts for nearly 3% of the index. The stock’s return trailed that of the index by more than 15 percentage points as production volumes disappointed investors.

Consumer discretionary, the best performer in the S&P 500 Index, was our worst relative sector. We were too cautious, believing that federal tax increases in January and budget-sequester worries would keep a lid on spending. We also made a mistake with Kohl’s; we thought the company could improve results even in a challenging macroeconomic climate, but management’s strategy proved ineffective. We lost more than 18% on the stock and eliminated our holding.

Our materials stocks also produced mixed results. We have now sold our ill-timed holding of Barrick Gold. We tried to take advantage of increasingly bearish sentiment around gold miners and anticipated more focus on cost control.

We also viewed gold as a reasonable hedge against potentially higher inflation from global monetary easing. Instead, Barrick ran into new operating challenges, global inflationary pressures eased, and the price of gold fell almost $200 per ounce from our original estimates before a modest recent rebound. Although we don’t like taking the loss, we believe it

8

is prudent to sell when our original investment case appears wrong; in so doing, we hope to avoid what could be a continuing value trap.

Economic data, after a healthy start to 2013, softened during March and April, reflecting the effects of higher taxes, sequestration worries, cool weather, further slowing in China, and the Eurozone recession. Investors sold off cyclical stocks in a repeat of the “sell in May” pattern of the prior three years. We believe the economic fears are overblown given the strengthening housing market, improved consumer net worth, and continued monetary easing by the Federal Reserve, the European Central Bank, and the Bank of Japan. The April U.S. employment report was encouraging.

Over the year ended April 30, the S&P 500 Index returned almost 17%, even as consensus earnings estimates for 2013 declined 7.5%. Thus, price/earnings expansion, to a current level of 14.7 times these earnings, has been the key driver of returns. The more cyclical sectors of the market performed well in the latter half of 2012, but for most of 2013, leadership has come from consumer staples, health care, and utilities. In general, these defensive sectors have looked quite extended to us, and recent weeks have seen the start of a rotation back into more cyclical fare.

As we sought to take advantage of this valuation disparity, our purchases over the six months were concentrated in information technology, energy, and industrials. We have been net sellers within financials, consumer staples, and health care. Relative to the S&P 500 Index, we are about eight percentage points overweight in the cyclical sectors, in aggregate, compared with five points six months ago and three points a year ago.

The portfolio retains its typical combination of attractive total return prospects at a significant price/earnings discount to the broad market.

Pzena Investment Management, LLC

Portfolio Managers:
Richard Pzena, Managing Principal
and co-Chief Investment Officer

John P. Goetz, Managing Principal
and co-Chief Investment Officer

Antonio DeSpirito, Managing Principal

Our portfolio’s strong performance over the half year was driven in large part by financial and information technology stocks––the portfolio’s largest absolute and relative allocations.

Hewlett-Packard, which has doubled in share price from its November 2012 low, showed better execution in this period, spurring investor confidence in the company’s restructuring and growth investments. It was the largest contributor, followed by TE Connectivity and Delphi Automotive. TE Connectivity continues to restructure and buy back shares. Delphi is moving to reduce costs and is generating strong cash flows; some of those are being applied to share repurchases and to Delphi’s first dividend since it emerged from bankruptcy and began trading again in November 2011.

9

Utilities and consumer staples, in which the portfolio has little exposure, were its weakest sectors. The largest detractors were Kohl’s, Apache, and Apollo Group.

Although Apollo’s revenue and earnings exceeded consensus expectations, operating trends remained shaky, and management reaffirmed the weak 2013 outlook, implying that the negative trends are likely to persist in the near term. We continue to trim our Apollo holdings.

Investors’ continued appetite for low-volatility stocks has perpetuated an extraordinary paradox: Assets that are traditionally considered safe have become more risky as their valuations reach record highs, whereas economically sensitive stocks have arguably become less risky as earnings improve, balance sheets strengthen, and valuations lag. This anomaly is providing significant investment opportunities.

Deep discounts are also particularly evident in financial and mature technology stocks. Although financials have performed very well lately, they remain the cheapest sector in our investment universe. In fact, valuations for financial stocks are close to historic lows. This broad opportunity includes insurance, brokerage, wealth management, asset management, and banking. We see the deepest valuation discounts in universal banks, where regulations imposed after the 2008–2009 financial crisis have created the greatest uncertainty about long-term profitability.

The technology sector is at valuations last seen in the late 1980s, when the introduction of PCs was challenging mainframe computers. Today, tablets and “the cloud” are the new mantras. Notwithstanding their roles in the future IT landscape, we think the fear of imminent obsolescence of leading franchises is greatly exaggerated.

Financials, technology, and certain cyclicals remain heavily discounted and are well-represented in the portfolio. At the period’s end, the portfolio’s weighted average price/ earnings ratio of 7.4 times normal earnings was still compellingly low historically and compared favorably with the universe median of 13.5 times normal earnings.

10

Windsor Fund

Fund Profile
As of April 30, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares		Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.41%		0.31%
30-Day SEC Yield	1.41%		1.51%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	129	698	3,587
Median Market Cap	$24.9B	$40.7B	$40.7B
Price/Earnings Ratio	16.6x	15.8x	18.1x
Price/Book Ratio	1.7x	1.7x	2.3x
Return on Equity	12.7%	12.2%	16.6%
Earnings Growth Rate	7.4%	4.4%	9.7%
Dividend Yield	1.8%	2.4%	2.0%
Foreign Holdings	14.7%	0.0%	0.0%
Turnover Rate
(Annualized)	45%	—	—
Short-Term Reserves	1.1%	—	—

Sector Diversification (% of equity exposure)

			DJ U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	10.4%	8.5%	12.6%
Consumer Staples	4.6	7.4	9.6
Energy	13.2	15.5	9.8
Financials	24.5	27.8	17.5
Health Care	12.2	11.9	12.3
Industrials	11.0	8.8	10.8
Information Technology	16.8	6.5	17.2
Materials	5.2	3.5	3.8
Telecommunication
Services	0.1	3.2	2.7
Utilities	2.0	6.9	3.7

Volatility Measures
		DJ U.S.
	Russell	Total
	1000	Market
	Value	FA
	Index	Index
R-Squared	0.98	0.98
Beta	1.11	1.11

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Citigroup Inc.	Diversified Financial
	Services	2.2%
Wells Fargo & Co.	Diversified Banks	2.0
American International
Group Inc.	Multi-line Insurance	2.0
Cisco Systems Inc.	Communications
	Equipment	1.9
Eaton Corp. plc	Electrical
	Components &
	Equipment	1.8
Baker Hughes Inc.	Oil & Gas Equipment
	& Services	1.7
Arrow Electronics Inc.	Technology
	Distributors	1.6
Roche Holding AG	Pharmaceuticals	1.6
Bank of America Corp.	Diversified Financial
	Services	1.5
Japan Tobacco Inc.	Tobacco	1.5
Top Ten		17.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2013, the annualized expense ratios were 0.37% for Investor Shares and 0.27% for Admiral Shares.

11

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2002, Through April 30, 2013

Note: For 2013, performance data reflect the six months ended April 30, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	17.93%	6.17%	8.73%
Admiral Shares	11/12/2001	18.04	6.29	8.85

See Financial Highlights for dividend and capital gains information.

12

Windsor Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.6%)[1]
Consumer Discretionary (10.1%)
	Lowe’s Cos. Inc.	4,333,200	166,482
	Comcast Corp.	3,461,900	136,018
	Staples Inc.	9,814,150	129,939
	Nordstrom Inc.	2,263,100	128,069
	OmnicomGroup Inc.	1,967,075	117,572
*	Toll Brothers Inc.	3,412,500	117,083
	Newell Rubbermaid Inc.	3,960,000	104,306
	GNCHoldings Inc.
	Class A	2,297,100	104,128
	Ford Motor Co.	6,922,200	94,903
	Delphi Automotive plc	1,973,000	91,172
*	General Motors Co.	2,199,250	67,825
	Lennar Corp. Class A	1,093,800	45,086
*	Apollo Group Inc. Class A	2,239,561	41,141
	Kohl’s Corp.	786,975	37,035
	TJXCos. Inc.	737,600	35,973
*,2	Buck Holdings LP Private
	Placement	NA	28,002
			1,444,734
Consumer Staples (4.3%)
	Japan Tobacco Inc.	5,671,600	214,394
	Bunge Ltd.	2,294,500	165,686
	CVS Caremark Corp.	2,021,900	117,634
	Dr Pepper Snapple
	Group Inc.	1,128,000	55,080
	Molson Coors Brewing Co.
	Class B	761,800	39,309
	Ingredion Inc.	231,300	16,656
			608,759
Energy (12.8%)
	Baker Hughes Inc.	5,243,150	237,987
*	Cobalt International
	Energy Inc.	7,319,700	204,512
	Anadarko Petroleum Corp.	1,978,400	167,689
*	Southwestern Energy Co.	4,466,600	167,140
	Royal Dutch Shell plc
	ADR	2,450,834	166,583

			Market
			Value
		Shares	($000)
	BP plc ADR	3,642,700	158,822
	Halliburton Co.	2,785,500	119,136
	Canadian Natural
	Resources Ltd.	4,002,600	117,436
	Pioneer Natural
	Resources Co.	844,800	103,260
	National Oilwell Varco Inc.	1,357,700	88,549
	ExxonMobil Corp.	880,825	78,385
	Apache Corp.	786,475	58,105
	Statoil ASA ADR	1,997,400	48,936
	CONSOL Energy Inc.	1,386,659	46,647
	Valero Energy Corp.	1,028,500	41,469
	Inpex Corp.	7,046	34,098
			1,838,754
Exchange-Traded Fund (0.9%)
3	Vanguard Value ETF	1,839,100	123,183

Financials (23.8%)
	Citigroup Inc.	6,737,950	314,393
	Wells Fargo & Co.	7,541,800	286,438
*	AmericanInternational
	Group Inc.	6,912,800	286,328
	Bank of America Corp.	17,870,700	219,988
	Unum Group	6,790,800	189,395
	AmeripriseFinancial Inc.	2,537,900	189,150
	MetLife Inc.	4,819,475	187,911
	PNC Financial Services
	Group Inc.	2,469,900	167,657
	XLGroup plc Class A	4,754,500	148,055
	Principal Financial
	Group Inc.	4,011,000	144,797
*	IntercontinentalExchange
	Inc.	687,100	111,949
	JPMorgan Chase & Co.	2,110,150	103,418
	UBS AG	5,399,650	96,060
	Invesco Ltd.	2,910,350	92,375
	ACE Ltd.	973,700	86,796
	Willis Group Holdings plc	2,013,100	79,880
	Morgan Stanley	3,575,916	79,207
	State Street Corp.	1,338,850	78,283

13

Windsor Fund

			Market
			Value
		Shares	($000)
	Goldman Sachs Group Inc.	520,425	76,018
	AxisCapital Holdings Ltd.	1,456,304	64,995
	Franklin Resources Inc.	416,800	64,462
	Allstate Corp.	1,265,375	62,332
	Comerica Inc.	1,672,700	60,635
	KeyCorp	5,830,900	58,134
	EverestRe Group Ltd.	339,400	45,816
	Regions Financial Corp.	4,739,400	40,237
	Fifth Third Bancorp	2,283,800	38,893
	Hartford Financial
	Services Group Inc.	829,400	23,298
	Torchmark Corp.	335,750	20,840
			3,417,740
Health Care (11.8%)
	Roche Holding AG	919,675	230,232
	UnitedHealth Group Inc.	2,782,100	166,731
	Cigna Corp.	2,451,600	162,222
	Sanofi	1,303,448	140,923
	Covidien plc	2,201,100	140,518
	Medtronic Inc.	2,982,600	139,228
	Merck & Co. Inc.	2,471,100	116,142
	McKesson Corp.	945,000	100,000
	Daiichi Sankyo Co. Ltd.	4,757,600	93,091
^	Eisai Co. Ltd.	1,731,300	79,006
	Becton Dickinson and Co.	820,275	77,352
	Aetna Inc.	1,010,106	58,021
*	Laboratory Corp. of
	America Holdings	446,125	41,650
	AbbottLaboratories	1,031,775	38,093
	Quest Diagnostics Inc.	642,875	36,213
*	Hospira Inc.	1,020,850	33,811
*	Forest Laboratories Inc.	890,000	33,295
			1,686,528
Industrials (10.7%)
	Eaton Corp. plc	4,156,300	255,238
	Pentair Ltd.	3,045,900	165,545
*	Delta Air Lines Inc.	9,374,700	160,682
	Dover Corp.	2,143,300	147,845
	Honeywell
	International Inc.	2,010,100	147,823
^	Fiat Industrial SPA	12,091,491	136,541
	KBR Inc.	3,466,460	104,271
	ChicagoBridge
	& Iron Co. NV	1,521,700	81,852
	Northrop Grumman Corp.	1,007,150	76,282
	Masco Corp.	3,729,198	72,496
	L-3 Communications
	Holdings Inc.	881,400	71,614
	Rexel SA	2,327,676	51,267
	General Dynamics Corp.	549,600	40,648
	FedEx Corp.	216,300	20,334
			1,532,438

			Market
			Value
		Shares	($000)
Information Technology (16.3%)
	Cisco Systems Inc.	13,271,400	277,638
*,[4]	Arrow Electronics Inc.	6,020,650	236,190
	Hewlett-Packard Co.	9,316,150	191,913
^	ASML Holding NV	2,157,104	160,424
*	Google Inc. Class A	192,100	158,400
	AvagoTechnologies Ltd.
	Class A	4,901,700	156,658
*	SanDisk Corp.	2,858,500	149,900
*	CheckPoint Software
	Technologies Ltd.	2,491,000	116,130
	Microsoft Corp.	3,362,950	111,314
	Oracle Corp.	3,317,950	108,762
*	EMC Corp.	4,845,000	108,673
	Intel Corp.	4,472,900	107,126
	TE Connectivity Ltd.	2,352,485	102,451
	Analog Devices Inc.	2,288,500	100,671
	Accenture plc Class A	885,900	72,148
*	Lam Research Corp.	1,412,100	65,267
	Apple Inc.	142,400	63,048
	Dell Inc.	3,596,900	48,198
			2,334,911
Materials (5.0%)
	International Paper Co.	4,483,100	210,616
	Mosaic Co.	1,726,340	106,325
	Celanese Corp. Class A	2,139,100	105,693
	LyondellBasell Industries
	NV Class A	1,395,600	84,713
	Rexam plc	6,307,281	50,645
	Dow Chemical Co.	1,300,000	44,083
	PPG Industries Inc.	293,500	43,186
	Potash Corp. of
	Saskatchewan Inc.	974,300	41,018
*	Owens-IllinoisInc.	1,411,200	37,086
			723,365
Utilities (1.9%)
	PG&E Corp.	2,286,900	110,777
	Entergy Corp.	1,168,925	83,263
	Edison International	962,400	51,777
	Northeast Utilities	623,700	28,272
			274,089
Total Common Stocks
(Cost $11,431,566)			13,984,501

14

Windsor Fund

		Market
		Value[t]
	Shares	($000)
Temporary Cash Investments (4.6%)[1]
Money Market Fund (3.6%)
[5,6] Vanguard Market
Liquidity Fund,
0.142%	512,702,920	512,703

	Face
	Amount
	($000)
Repurchase Agreement (0.9%)
Bankof America
Securities, LLC 0.170%,
5/1/13 (Dated 4/30/13,
Repurchase Value
$134,201,000,
collateralized by Federal
Home Loan Mortgage Corp.
4.000%, 9/1/41, and Federal
National Mortgage Assn.
3.000%-4.500%,
9/1/27-8/1/42)	134,200	134,200

U.S. Government and Agency Obligations (0.1%)

[7,8] Fannie Mae
Discount Notes,
0.085%-0.110%, 8/21/13	11,000	10,995
[7,8] Freddie Mac Discount Notes,
0.130%, 9/16/13	6,500	6,495
		17,490
Total Temporary Cash Investments
(Cost $664,397)		664,393
Total Investments (102.2%)
(Cost $12,095,963)		14,648,894

Market
Value[t]
($000)
Other Assets and Liabilities (-2.2%)
Other Assets	72,998
Liabilities[6]	(389,653)
(316,655)
Net Assets (100%)	14,332,239

At April 30, 2013, net assets consisted of:

Amount
($000)
Paid-in Capital	13,306,837
Overdistributed Net Investment Income	(2,394)
Accumulated Net Realized Losses	(1,528,237)
Unrealized Appreciation (Depreciation)
InvestmentSecurities	2,552,931
Futures Contracts	3,184
Foreign Currencies	(82)
Net Assets	14,332,239

Investor Shares—Net Assets
Applicable to 428,855,898 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,326,055
Net Asset Value Per Share—
Investor Shares	$17.08

Admiral Shares—Net Assets
Applicable to 121,543,791 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,006,184
Net Asset Value Per Share—
Admiral Shares	$57.64

t See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $279,300,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.0% and 3.2%, respectively, of net assets.
2 Restricted security represents 0.2% of net assets. Shares not applicable for this private placement.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $302,538,000 of collateral received for securities on loan.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
8 Securities with a value of $9,894,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Windsor Fund

Statement of Operations

SixMonths Ended
April 30, 2013
($000)
Investment Income
Income
Dividends[1,2]	129,464
Interest[2]	289
Security Lending	1,525
Total Income	131,278
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,660
Performance Adjustment	434
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,284
Management and Administrative—Admiral Shares	3,637
Marketing and Distribution—Investor Shares	562
Marketing and Distribution—Admiral Shares	447
Custodian Fees	91
Shareholders’ Reports—Investor Shares	36
Shareholders’ Reports—Admiral Shares	14
Trustees’ Fees and Expenses	22
Total Expenses	21,187
Expenses Paid Indirectly	(67)
Net Expenses	21,120
Net Investment Income	110,158
Realized Net Gain (Loss)
Investment Securities Sold[2]	635,252
Futures Contracts	15,575
Foreign Currencies	(464)
Realized Net Gain (Loss)	650,363
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,433,979
Futures Contracts	6,795
Foreign Currencies	76
Change in Unrealized Appreciation (Depreciation)	1,440,850
Net Increase (Decrease) in Net Assets Resulting from Operations	2,201,371

1 Dividends are net of foreign withholding taxes of $3,159,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,615,000, $154,000, and $20,154,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Windsor Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	110,158	225,936
Realized Net Gain (Loss)	650,363	1,175,592
Change in Unrealized Appreciation (Depreciation)	1,440,850	362,543
Net Increase (Decrease) in Net Assets Resulting from Operations	2,201,371	1,764,071
Distributions
Net Investment Income
Investor Shares	(78,582)	(118,284)
Admiral Shares	(74,908)	(100,323)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(153,490)	(218,607)
Capital Share Transactions
Investor Shares	(447,551)	(881,080)
Admiral Shares	226,109	111,269
Net Increase (Decrease) from Capital Share Transactions	(221,442)	(769,811)
Total Increase (Decrease)	1,826,439	775,653
Net Assets
Beginning of Period	12,505,800	11,730,147
End of Period[1]	14,332,239	12,505,800

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($2,394,000) and $41,402,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Windsor Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$14.66	$12.92	$12.56	$10.97	$9.51	$19.52
Investment Operations
Net Investment Income	.128	.252	.184	.190[1]	.197	.279
Net Realized and Unrealized Gain (Loss)
on Investments	2.471	1.729	.346	1.586	1.486	(7.985)
Total from Investment Operations	2.599	1.981	.530	1.776	1.683	(7.706)
Distributions
Dividends from Net Investment Income	(.179)	(.241)	(.170)	(.186)	(.223)	(.289)
Distributions from Realized Capital Gains —		—	—	—	—	(2.015)
Total Distributions	(.179)	(.241)	(.170)	(.186)	(.223)	(2.304)
Net Asset Value, End of Period	$17.08	$14.66	$12.92	$12.56	$10.97	$9.51

Total Return[2]	17.90%	15.56%	4.15%	16.31%	18.22%	-43.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,326	$6,711	$6,736	$7,999	$7,610	$7,041
Ratio of Total Expenses to
Average Net Assets[3]	0.37%	0.35%	0.39%	0.33%	0.33%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.80%	1.34%	1.59%[1]	2.03%	1.91%
Portfolio Turnover Rate	45%	68%	49%	50%	61% [4]	55%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.036 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), 0.03%, (0.03%), (0.05%), and (0.03%).
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$49.47	$43.59	$42.37	$37.01	$32.08	$65.90
Investment Operations
Net Investment Income	.460	.900	.664	.685[1]	.701	.999
Net Realized and Unrealized Gain (Loss)
on Investments	8.339	5.844	1.171	5.348	5.020	(26.974)
Total from Investment Operations	8.799	6.744	1.835	6.033	5.721	(25.975)
Distributions
Dividends from Net Investment Income	(.629)	(.864)	(.615)	(.673)	(.791)	(1.047)
Distributions from Realized Capital Gains —		—	—	—	—	(6.798)
Total Distributions	(.629)	(.864)	(.615)	(.673)	(.791)	(7.845)
Net Asset Value, End of Period	$57.64	$49.47	$43.59	$42.37	$37.01	$32.08

Total Return[2]	17.96%	15.71%	4.26%	16.44%	18.38%	-43.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,006	$5,795	$4,994	$4,680	$4,203	$4,723
Ratio of Total Expenses to
Average Net Assets[3]	0.27%	0.25%	0.29%	0.22%	0.20%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.73%	1.90%	1.44%	1.70%[1]	2.16%	2.04%
Portfolio Turnover Rate	45%	68%	49%	50%	61% [4]	55%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.120 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), 0.03%, (0.03%), (0.05%), and (0.03%).
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

20

Windsor Fund

During the six months ended April 30, 2013, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and for the period ended April 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. In accordance with the advisory contract entered into with Pzena Investment Management, LLC, beginning August 1, 2013, the investment advisory fee will be subject to quarterly adjustments based on performance since October 31, 2012, relative to the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $434,000 (0.01%) based on performance.

21

Windsor Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2013, the fund had contributed capital of $1,785,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2013, these arrangements reduced the fund’s expenses by $67,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	12,926,303	1,030,196	28,002
Temporary Cash Investments	512,703	151,690	—
Futures Contracts—Assets[1]	516	—	—
Total	13,439,522	1,181,886	28,002
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2013	1,410	112,250	733
S&P 500 Index	June 2013	234	93,144	2,451

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

22

Windsor Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2013, the fund realized net foreign currency losses of $464,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2012, the fund had available capital losses totaling $2,182,559,000 to offset future net capital gains through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2013, the cost of investment securities for tax purposes was $12,095,963,000. Net unrealized appreciation of investment securities for tax purposes was $2,552,931,000, consisting of unrealized gains of $2,748,048,000 on securities that had risen in value since their purchase and $195,117,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2013, the fund purchased $2,935,591,000 of investment securities and sold $3,160,038,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2013	October 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	289,023	18,189	416,456	30,475
Issued in Lieu of Cash Distributions	76,752	5,110	115,463	8,790
Redeemed	(813,326)	(52,148)	(1,412,999)	(103,043)
Net Increase (Decrease)—Investor Shares	(447,551)	(28,849)	(881,080)	(63,778)
Admiral Shares
Issued	542,167	10,302	680,468	14,748
Issued in Lieu of Cash Distributions	68,265	1,348	90,751	2,045
Redeemed	(384,323)	(7,234)	(659,950)	(14,224)
Net Increase (Decrease)—Admiral Shares	226,109	4,416	111,269	2,569

23

Windsor Fund

J. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Oct. 31, 2012		Proceeds from		Apr. 30, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics Inc.	243,462	4,589	38,064	—	236,190

K. In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended April 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2012	4/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,178.96	$2.00
Admiral Shares	1,000.00	1,179.62	1.46
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.96	$1.86
Admiral Shares	1,000.00	1,023.46	1.35

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory agreements with Pzena Investment Management, LLC (Pzena), and Wellington Management Company, LLP (Wellington Management). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Pzena. Founded in 1995, Pzena is a global investment management firm that employs a classic value investment approach. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena conducts intensive fundamental research, buying companies only when the problems are judged to be temporary, management has a viable strategy to generate earnings recovery, and there is meaningful downside protection in case earnings do not recover. Pzena has advised a portion of the fund since 2012.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests in out-of-favor stocks that offer the combination of attractive valuations and underappreciated longer-term earnings growth projections. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also make use of the firm’s extensive industry research capabilities. Wellington Management has advised the fund since its inception in 1958.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

27

The board did not consider profitability of Pzena and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders will benefit from economies of scale because of breakpoints in the advisory fee schedules for Pzena and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001. [2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.

Chairman Emeritus and Senior Advisor
Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q222 062013

Semiannual Report | April 30, 2013

Vanguard WindsorTM II Fund

> For the six months ended April 30, 2013, Vanguard Windsor II Fund returned more than 14%.

> The fund’s result trailed that of its benchmark index and the average return of its large-capitalization value fund peers.

> The advisors’ choices among energy stocks fared well, but setbacks among technology holdings hurt performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangements.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the isks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It as featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea ovels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2013
Total
Returns
Vanguard Windsor II Fund
Investor Shares	14.36%
Admiral™ Shares	14.40
Russell 1000 Value Index	16.31
Large-Cap Value Funds Average	15.23

Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2012, Through April 30, 2013

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$29.33	$33.12	$0.373	$0.000
Admiral Shares	52.06	58.78	0.685	0.000

Chairman’s Letter

Dear Shareholder,

For a six-month period that was marked by robust stock performance, Vanguard Windsor II Fund delivered double-digit returns but nonetheless finished behind its comparative standards. The fund returned 14.36% for Investor Shares and 14.40% for Admiral Shares for the half year ended April 30, 2013. That compares with 16.31% for the benchmark Russell 1000 Value Index and 15.23% for the average return of peer funds. Setbacks for certain of the fund’s technology holdings hurt results, while the advisors’ choices among oil refiners boosted performance.

On a separate note, you’ll see that in the Advisors’ Report that follows this letter, two associate portfolio managers are listed from Barrow, Hanley, Mewhinney & Strauss, LLC: Jeff Fahrenbruch and David Ganucheau. Previously analysts for the portfolio, they are named along with James Barrow, who has advised the fund since its inception in 1985. Jeff and David have expanded their responsibilities in recent years, and that’s reflected in their inclusion on the report. Jim Barrow remains portfolio manager, and the fund’s investment strategy is unchanged.

The stock rally persisted, but not without challenges
Global stocks delivered a vigorous performance, recording positive results in five of the six months ended April 30. U.S. equities finished with a strong return of about 15% for the half year.

The Standard & Poor’s 500 Index closed April the same way it had March: at a record high amid solid corporate earnings and encouraging economic data. Also following a productive path were international equities, which returned almost 13% for the half year, helped by strength in Japan.

Despite the impressive results and relatively low volatility, the period had its share of potential pitfalls. Investors continued to worry about the pace of economic growth in China and the United States. And the deadly Boston Marathon bombing on April 15 triggered market anxiety.

Bonds notched a slight return as yields remained low
Bonds, after sputtering for most of the half year, finished it with a bit of a flourish. The broad U.S. taxable bond market returned 0.9% for the six months, following a 1.0% boost in April. The yield of the 10-year U.S. Treasury note closed the period at 1.67%,

Market Barometer

			Total Returns
		Periods Ended April 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.05%	17.17%	5.49%
Russell 2000 Index (Small-caps)	16.58	17.69	7.27
Russell 3000 Index (Broad U.S. market)	15.16	17.21	5.63
MSCI All Country World Index ex USA (International)	12.78	14.15	-0.84

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.90%	3.68%	5.72%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.78	5.19	6.09
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.28

CPI
Consumer Price Index	0.52%	1.06%	1.60%

a couple of ticks lower than its starting level of 1.69%, and lower still than the 1.85% it registered at the end of March. (Bond yields and prices move in opposite directions.)

Municipal bonds delivered a return closer to 2%, with more than half the gain coming in April. The Federal Reserve’s target for short-term interest rates remained pegged between 0% and 0.25%, which kept a firm leash on returns from money market and savings accounts. In a May 1 statement, the Fed said it would continue buying $85 billion a month in U.S. Treasury bonds and mortgage-backed securities until the job market improves substantially.

Kenneth Volpert, head of our Taxable Bond Group, noted recently that the Fed’s extraordinary actions to stimulate growth may have, in effect, pulled what would have been future investment gains into the present. The trade-off, he said, is that once the Fed begins to unwind the stimulus, “future returns are likely to be lower than they otherwise would have been for both bonds and stocks.”

Tech shares disappointed, but energy stocks shone
The six advisors that manage your fund focus on large-capitalization value stocks. This means they strive to identify shares of major companies that they believe to be inexpensive in relation to company earnings or other metrics.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.35%	0.27%	1.19%

The fund expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2013, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.27% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Large-Cap Value Funds.

Large-cap value stocks were in favor during the six months, and the Russell 1000 Value Index outpaced its growth counterpart by more than 2 percentage points. Value stocks, which generally provide higher dividends than growth stocks, appeared to benefit from investors’ appetite for yield. But the Windsor II Fund, hurt by some setbacks in its technology holdings, didn’t fully capitalize on value stocks’ advance.

The fund’s technology holdings generated half the return posted by their counterparts in the benchmark (14% compared with 28%). Intense competition has cut into the profitability of some of the leading companies in the industry, in which smartphones and tablets have powered growth the past few years; the fund’s return suffered as a result.

On the whole, however, the Windsor II Fund delivered a solid performance. All ten of its industry sectors registered positive returns. Shares of oil refiners did particularly well. Margins in refining traditionally tend to be quite low, but recent expansion in domestic oil production helped lower costs, which translated into higher profits.

The fund’s largest sector—financials, which accounted for a little more than a fifth of assets on average—was also its biggest contributor. Banking giants benefited from higher capital levels, improved lending conditions, and the recovering U.S. housing market. Banks’ robust showing was a striking turnaround from the days of the 2008–2009 financial crisis, when the survival of even the largest institutions was threatened.

For more about the advisors’ strategy and the fund’s positioning during the six months, please see the Advisors’ Report.

The wisdom of rebalancing holds true as stocks climb

More than four years have passed since the U.S. stock markets began an impressive recovery from the depths of the global financial crisis. The S&P 500 Index has risen from a low of 677 on March 9, 2009, to a close of 1,598 on April 30, 2013—a cumulative total return of 158%. International stock markets, while not back to peak levels, have also rebounded strikingly.

Such a strong recovery is, of course, a welcome development that few would have predicted several years ago. And investors with the discipline to maintain their stock allocation as part of a balanced, diversified portfolio have been able to more than recoup their crisis-era losses.

Discipline is just as important in good times as in bad. At Vanguard, we have long counseled investors to “stay the course”—to maintain a long-term commitment to a sensible portfolio. But staying the course doesn’t mean you should avoid taking action altogether.

Over time, returns will shift the weighting of stocks and bonds in a portfolio, and its asset mix may become more aggressive than originally planned. To manage this risk, investors should periodically consider rebalancing, or adjusting their asset allocation to bring it back to its target.

For example, you should consider rebalancing if you’ve established a 60%/40% stock/bond portfolio and you find that your target allocation is now off by 5 percentage points or more. (For more on this topic, see Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

I realize it’s not easy to contemplate rebalancing when stocks have surged and expectations for bond returns are very modest. However, we believe that bonds will continue to play a valuable role in helping to smooth out stocks’ volatility. Without rebalancing, an investor could end up with a portfolio that’s very different from—and potentially riskier than—he or she intended.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 10, 2013

Advisors’ Report

For the six months ended April 30, 2013, Vanguard Windsor II Fund returned 14.36% for Investor Shares and 14.40% for Admiral Shares. Your fund is managed by six independent advisors, a strategy that enhances its diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	60	25,283	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	17	7,009	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Sanders Capital, LLC	10	3,994	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Hotchkis and Wiley Capital	7	2,810	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	4	1,699	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Vanguard Equity Investment	0	189	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	2	885	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 16, 2013.

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Manager:
James P. Barrow, Executive Director

Associate Portfolio Managers:
Jeff Fahrenbruch, Managing Director

David Ganucheau, Managing Director

Investment environment. Although absolute returns were good for the six months ended April 30, the fund underperformed the benchmark Russell 1000 Value Index. In general, although equities are not overpriced, the performance disparity has been significant between stocks in the highest price/earnings quartile and those in the lowest. The smallest companies—which are too small for the fund—have strongly outperformed large companies, providing a challenge for portfolio returns.

Successes and shortfalls. Long-term holding Imperial Tobacco detracted from returns; the significant economic weakness in Europe hampered consumer spending on tobacco products, particularly in Spain, affecting the company. Carnival Cruise Lines’ trouble with fleet reliability led to both bad publicity and discounting of cruise packages. Neither company is represented in the benchmark index.

The negative impact from these underperformers was somewhat offset by strong returns from energy holdings Phillips 66 and Marathon Petroleum and from pharmaceutical company Merck.

We expect continued profit improvement for the year, and, with funds flowing from cash to stocks as investors seek higher returns, stocks could well rise. Most investors are significantly behind the average market returns.

Lazard Asset Management LLC

Portfolio Managers:
Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

Investment environment. The Standard & Poor’s 500 Index advanced in each of the six months ended April 30, hitting record-high levels, as investors were encouraged by signs of a U.S. economic recovery. Housing data kept improving, and the unemployment rate declined to 7.6%, its lowest level in more than four years. Not all trends have been positive, however; taxes have risen and the budget cuts known as sequestration have begun. In Europe, political and fiscal uncertainty continued to weigh on the market, as the Cyprus bailout and Italian elections proved to be flashpoints.

Successes. Our portfolio benefited from stock selection in the information technology sector, where Cisco was a top contributor. Selection in industrials also helped; top contributors included Boeing and Parker-Hannifin. We sold Parker-Hannifin during the first quarter of 2013.

Shortfalls. Stock selection in energy, including Devon Energy and Consol Energy, detracted from performance, as did selection in materials, including Walter Energy and Eastman Chemical.

Sanders Capital, LLC

Portfolio Managers:
Lewis A. Sanders, CFA,
Chief Executive Officer and
Co-Chief Investment Officer

John P. Mahedy, CPA,
Director of Research and
Co-Chief Investment Officer

Investment environment. Investment opportunity in equities remains good, despite recent gains. The improved housing market and lower debt-service burdens have greatly improved the financial position of U.S. households; that should soon translate to faster economic growth.

Successes and shortfalls. Our investments in banks and insurers are positioned to benefit from such growth and the normalization of interest rates that will eventually follow. Although our holding of information technology companies is based on new product innovation, stronger growth will be a plus. Our investments in health care companies, which have performed well, remain attractive and offer ballast should the economy not respond as expected. Investments in the energy sector, however, have hurt returns, and we have reduced our holdings in that area, as we believe that oil may be moving from shortage to surplus. Any resulting decline in the real (after-inflation) price of oil will help economic growth and should benefit equities broadly.

Hotchkis and Wiley Capital
Management, LLC

Portfolio Managers:
George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman, Principal

Investment environment. Equities rose considerably over the six months despite the frustrating federal budget impasse in the United States, continued uncertainty about European sovereign debt, and worries over the prospects for global economic growth. Housing markets and employment in the United States, meanwhile, showed encouraging signs of recovery. The engine driving the stock market’s rise, however, has been resilient corporate earnings. Because earnings have kept pace with stock price increases, valuation opportunities remain available for diligent investors. Balance sheets have improved, and strong cash flows are being deployed to shareholders.

Successes. Stock selection was positive or neutral in nine of the ten industry sectors over the six months, with energy, financials, and health care leading the way. The largest individual contributors to relative performance were Hewlett-Packard, Cobalt International Energy, and Unum Group.

Shortfalls. Stock selection in the consumer discretionary sector detracted from performance; J.C. Penney was the largest individual detractor from relative performance.

Armstrong Shaw Associates Inc.

Portfolio Manager:
Jeffrey M. Shaw, Chairman and
Chief Investment Officer

Investment environment. Equities rallied strongly over the six months, pushing most major stock indexes to record highs. Similar highs reached in March 2000 and October 2007 each marked a top in the market. This time, stocks are in a much stronger place fundamentally, and we expect further gains over the balance of the year. Based on earnings, sales, and dividends, stocks are cheaper now than they were at the previous two peaks. Additionally, there appears to be no obvious bubble in one sector of the market, as was the case in 2000 (technology) and in 2007 (financials and housing). We remain positive on the prospects for the U.S. stock market and remain focused on companies with dominant franchises, strong balance sheets, and high free-cash-flow generation.

Successes. Our portfolio performed strongly over the six months, with double-digit returns in eight of the ten sectors. Our top-performing sectors were consumer staples, led by CVS Caremark, and utilities, led by Calpine. Stock selection in energy, materials, and industrials also contributed to returns.

Shortfalls. Weak relative returns in information technology and consumer discretionary detracted from performance. EMC, in information technology, under-performed because of soft spending in enterprise IT.

Vanguard Equity Investment Group

Portfolio Managers:
James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Investment environment. For the six months, equities experienced above-average returns, with the broad market up about 15%. However, the market fluctuations over the not-too-distant past reinforce our conviction that trying to time our investments is not profitable. Our aim, instead, is to identify individual stocks with characteristics that will outperform over the long run. The results of our model, which ranks stocks based on key fundamentals across a variety of themes, allow us to construct our portfolio with the goal of minimizing exposure to risks that our research indicates do not improve returns. Our risk-control process then neutralizes our exposure to market-capitalization, volatility, and industry risks relative to our benchmark. In our view, the rewards available do not justify such risk exposures.

Successes. For the half year, stock selection results were best in energy and information technology. In energy, overweight positions in Tesoro and Marathon Petroleum contributed the most, while in IT the top contributors were Computer Sciences and Western Digital.

Shortfalls. Unfortunately, our stock selection in consumer staples and health care detracted from relative performance. Underweight positions in Walgreen, Mondele¯ z International, and Bristol-Myers Squibb lowered our relative performance.

Windsor II Fund

Fund Profile
As of April 30, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares		Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.35%		0.27%
30-Day SEC Yield	2.21%		2.29%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	267	698	3,587
Median Market Cap	$57.3B	$40.7B	$40.7B
Price/Earnings Ratio	15.5x	15.8x	18.1x
Price/Book Ratio	1.9x	1.7x	2.3x
Return on Equity	16.3%	12.2%	16.6%
Earnings Growth Rate	6.6%	4.4%	9.7%
Dividend Yield	2.7%	2.4%	2.0%
Foreign Holdings	8.0%	0.0%	0.0%
Turnover Rate
(Annualized)	27%	—	—
Short-Term Reserves	3.8%	—	—

Sector Diversification (% of equity exposure)

			DJ U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	7.9%	8.5%	12.6%
Consumer Staples	10.3	7.4	9.6
Energy	14.0	15.5	9.8
Financials	20.6	27.8	17.5
Health Care	17.1	11.9	12.3
Industrials	11.6	8.8	10.8
Information Technology	9.1	6.5	17.2
Materials	1.6	3.5	3.8
Telecommunication
Services	2.9	3.2	2.7
Utilities	4.9	6.9	3.7

Volatility Measures
		DJ U.S.
	Russell	Total
	1000	Market
	Value	FA
	Index	Index
R-Squared	0.98	0.98
Beta	0.99	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Pfizer Inc.	Pharmaceuticals	3.0%
Philip Morris
International Inc.	Tobacco	2.9
Microsoft Corp.	Systems Software	2.7
Johnson & Johnson	Pharmaceuticals	2.7
JPMorgan Chase & Co.	Diversified Financial
	Services	2.5
Wells Fargo & Co.	Diversified Banks	2.3
WellPoint Inc.	Managed Health
	Care	2.2
American Express Co.	Consumer Finance	2.2
Raytheon Co.	Aerospace &
	Defense	2.1
Medtronic Inc.	Health Care
	Equipment	2.0
Top Ten		24.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2013, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2013, the annualized expense ratios were 0.35% for Investor Shares and 0.27% for Admiral Shares.

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2002, Through April 30, 2013

Note: For 2013, performance data reflect the six months ended April 30, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	14.58%	5.78%	9.35%
Admiral Shares	5/14/2001	14.67	5.88	9.46

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.6%)[1]
Consumer Discretionary (7.3%)
	Target Corp.	7,978,200	562,942
	Carnival Corp.	11,895,686	410,520
	Comcast Corp.	5,555,684	218,283
	Viacom Inc. Class B	3,169,700	202,829
	Service Corp.
	International	9,222,323	155,673
	Omnicom Group Inc.	2,299,300	137,429
	Advance Auto Parts Inc.	1,494,400	125,350
*	General Motors Co.	3,950,100	121,821
	American Eagle
	Outfitters Inc.	5,472,273	106,436
	Lowe’s Cos. Inc.	2,598,539	99,836
	Genuine Parts Co.	1,285,348	98,111
	Macy’s Inc.	1,877,600	83,741
*	Big Lots Inc.	2,216,695	80,732
	Delphi Automotive plc	1,631,225	75,379
	Hasbro Inc.	1,576,500	74,679
*	AutoZone Inc.	177,262	72,516
	Renault SA	985,171	67,991
	Johnson Controls Inc.	1,719,300	60,193
	Wyndham Worldwide
	Corp.	846,363	50,849
	Ford Motor Co.	3,574,259	49,003
	Volkswagen AG	226,980	44,224
	Hyundai Motor Co.	222,182	40,344
	Magna International Inc.	650,500	39,141
	Interpublic Group of
	Cos. Inc.	2,766,100	38,283
	Volkswagen AG Prior
	Pfd.	139,400	28,309
	Time Warner Cable Inc.	285,800	26,834
	Time Warner Inc.	30,699	1,835
	Foot Locker Inc.	29,000	1,011
	Brinker International Inc.	23,150	901
	Newell Rubbermaid Inc.	23,500	619
	Gannett Co. Inc.	28,400	573

			Market
			Value
		Shares	($000)
*	Liberty Media Corp.
	Class A	2,900	333
*	Bed Bath & Beyond Inc.	2,936	202
	Expedia Inc.	2,500	140
	Whirlpool Corp.	1,000	114
			3,077,176
Consumer Staples (9.7%)
	Philip Morris
	International Inc.	12,627,653	1,207,077
	Diageo plc ADR	5,253,620	641,992
	Imperial Tobacco Group
	plc ADR	8,734,425	628,966
	Altria Group Inc.	12,357,232	451,163
	Wal-Mart Stores Inc.	4,507,000	350,284
	CVS Caremark Corp.	4,055,593	235,955
	Molson Coors Brewing
	Co. Class B	3,907,100	201,606
	Sysco Corp.	4,862,341	169,501
	PepsiCo Inc.	1,161,600	95,797
	Mondelez International
	Inc. Class A	1,442,961	45,381
	Procter & Gamble Co.	59,790	4,590
	General Mills Inc.	26,500	1,336
	Reynolds American Inc.	27,500	1,304
	Kimberly-Clark Corp.	12,200	1,259
	JM Smucker Co.	11,800	1,218
	Ingredion Inc.	15,300	1,102
	Clorox Co.	10,700	923
	HJ Heinz Co.	7,300	529
	Energizer Holdings Inc.	4,800	464
	Tyson Foods Inc. Class A	16,000	394
	ConAgra Foods Inc.	9,100	322
	Safeway Inc.	10,700	241
			4,041,404
Energy (13.3%)
	Phillips 66	12,324,494	751,178
	Occidental Petroleum
	Corp.	8,147,407	727,238
	ConocoPhillips	11,927,889	721,041

Windsor II Fund

			Market
			Value
		Shares	($000)
	BP plc ADR	16,207,070	706,628
^	Seadrill Ltd.	10,969,707	422,224
	Spectra Energy Corp.	9,950,311	313,733
	Marathon Petroleum
	Corp.	3,889,248	304,761
	Chevron Corp.	2,104,010	256,710
	CONSOL Energy Inc.	3,991,520	134,275
	Anadarko Petroleum
	Corp.	1,561,900	132,387
*	Transocean Ltd.	2,370,415	122,005
	Halliburton Co.	2,688,243	114,976
	Devon Energy Corp.	2,015,500	110,973
	Apache Corp.	1,273,870	94,114
	Royal Dutch Shell plc
	ADR	1,225,100	85,500
	Total SA ADR	1,597,000	80,233
*	Cobalt International
	Energy Inc.	2,684,500	75,005
	Noble Corp.	1,825,078	68,440
	Kinder Morgan Inc.	1,354,225	52,950
	Ensco plc Class A	831,303	47,950
	Valero Energy Corp.	1,182,700	47,686
*	Cameron International
	Corp.	761,653	46,880
*	Dresser-Rand Group Inc.	773,210	42,998
	Marathon Oil Corp.	789,600	25,796
	Murphy Oil Corp.	301,200	18,702
	Royal Dutch Shell plc
	ADR	232,905	15,831
	Hess Corp.	203,950	14,721
	Gazprom OAO ADR	1,553,600	12,373
	Exxon Mobil Corp.	117,982	10,499
*	Kosmos Energy Ltd.	624,200	6,860
	Tesoro Corp.	20,000	1,068
	HollyFrontier Corp.	5,100	252
	Chesapeake Energy Corp.	6,500	127
			5,566,114
Exchange-Traded Funds (1.5%)
2	Vanguard Total Stock
	Market ETF	3,197,800	263,051
	SPDR S&P 500 ETF Trust	1,114,000	177,884
^,2	Vanguard Value ETF	2,511,200	168,200
			609,135
Financials (19.6%)
	JPMorgan Chase & Co.	21,498,653	1,053,649
	Wells Fargo & Co.	24,870,941	944,598
	American Express Co.	13,335,096	912,254
	Citigroup Inc.	17,779,644	829,598
	PNC Financial Services
	Group Inc.	11,137,368	756,004
	Bank of America Corp.	59,860,895	736,888
	Capital One Financial
	Corp.	12,128,706	700,797
	XL Group plc Class A	12,711,132	395,825
	SLM Corp.	15,720,252	324,623

			Market
			Value
		Shares	($000)
	MetLife Inc.	4,277,879	166,794
*	American International
	Group Inc.	4,000,664	165,707
	SunTrust Banks Inc.	4,379,267	128,094
	Goldman Sachs
	Group Inc.	838,644	122,501
	Lincoln National Corp.	3,286,761	111,783
	Morgan Stanley	4,406,800	97,611
	Unum Group	3,436,600	95,847
	Regions Financial Corp.	8,961,700	76,085
	Barclays plc	15,114,616	67,450
	Vornado Realty Trust	685,000	59,979
	Corrections Corp. of
	America	1,649,680	59,718
	BNP Paribas SA	1,039,600	57,966
	Hartford Financial
	Services Group Inc.	1,910,500	53,666
	Janus Capital Group Inc.	5,876,815	52,421
	Ameriprise Financial Inc.	675,200	50,323
	Prudential Financial Inc.	785,200	47,442
	ACE Ltd.	475,422	42,379
	Allstate Corp.	850,600	41,901
	Bank of New York
	Mellon Corp.	943,400	26,623
	Travelers Cos. Inc.	20,400	1,742
	State Street Corp.	26,600	1,555
	Fifth Third Bancorp	78,200	1,332
	US Bancorp	36,049	1,200
	Everest Re Group Ltd.	8,600	1,161
	PartnerRe Ltd.	12,000	1,132
*	Berkshire Hathaway Inc.
	Class B	10,000	1,063
	Ventas Inc.	13,300	1,059
	Huntington
	Bancshares Inc.	145,300	1,042
	HCP Inc.	19,500	1,039
	Discover Financial
	Services	22,400	980
	Realty Income Corp.	14,500	739
	Kimco Realty Corp.	29,900	711
	Public Storage	4,200	693
	Weyerhaeuser Co.	19,500	595
	Piedmont Office Realty
	Trust Inc. Class A	27,100	556
	Simon Property
	Group Inc.	3,100	552
	Weingarten Realty
	Investors	16,100	548
	Aflac Inc.	9,725	529
	Torchmark Corp.	7,500	465
	HCC Insurance
	Holdings Inc.	9,500	405
	BlackRock Inc.	1,100	293
	Regency Centers Corp.	2,000	112
			8,198,029

Windsor II Fund

			Market
			Value
		Shares	($000)
Health Care (16.2%)
	Pfizer Inc.	42,761,301	1,243,071
	Johnson & Johnson	13,023,550	1,109,997
	WellPoint Inc.	12,742,324	929,170
	Medtronic Inc.	17,969,600	838,821
	Merck & Co. Inc.	14,427,629	678,099
	Baxter International Inc.	5,028,169	351,318
	UnitedHealth Group Inc.	4,981,098	298,517
	McKesson Corp.	2,006,000	212,275
*	CareFusion Corp.	5,392,500	180,325
*	Gilead Sciences Inc.	2,899,200	146,816
	Zoetis Inc.	3,861,754	127,515
	Covidien plc	1,250,772	79,849
	St. Jude Medical Inc.	1,892,216	77,997
	AbbVie Inc.	1,589,991	73,219
	Aetna Inc.	1,171,800	67,308
	Sanofi	594,100	64,232
	Sanofi ADR	774,900	41,341
	Thermo Fisher
	Scientific Inc.	505,011	40,744
*	Express Scripts
	Holding Co.	671,653	39,876
	Amgen Inc.	340,499	35,483
	Abbott Laboratories	888,114	32,789
	Novartis AG ADR	413,100	30,470
	Humana Inc.	289,700	21,470
	Quest Diagnostics Inc.	296,800	16,719
	AstraZeneca plc ADR	293,200	15,223
	Zimmer Holdings Inc.	186,000	14,220
	Eli Lilly & Co.	41,000	2,271
	Cigna Corp.	15,300	1,012
	Omnicare Inc.	15,500	679
	Bristol-Myers Squibb Co.	14,733	585
*	Charles River
	Laboratories
	International Inc.	5,850	255
*	Covance Inc.	2,900	216
*	Actavis Inc.	1,100	116
			6,771,998
Industrials (10.9%)
	Raytheon Co.	14,095,100	865,157
	Honeywell International
	Inc.	10,756,998	791,070
	Emerson Electric Co.	10,379,000	576,138
	General Electric Co.	20,750,307	462,524
	Illinois Tool Works Inc.	6,615,930	427,125
3	Xylem Inc.	9,950,502	276,126
	Tyco International Ltd.	5,806,609	186,508
3	Exelis Inc.	12,321,102	137,627
	General Dynamics Corp.	1,724,300	127,529
	ITT Corp.	4,384,551	121,014
	Boeing Co.	1,307,200	119,491
	Republic Services Inc.
	Class A	2,237,400	76,251
	Caterpillar Inc.	588,900	49,862

			Market
			Value
		Shares	($000)
	Lockheed Martin Corp.	439,900	43,590
	ADT Corp.	975,272	42,561
	Cummins Inc.	395,600	42,088
	FedEx Corp.	441,000	41,458
	United Technologies
	Corp.	446,925	40,800
	PACCAR Inc.	699,800	34,836
	United Parcel Service Inc.
	Class B	402,054	34,512
	Stanley Black &
	Decker Inc.	371,100	27,762
*	WABCO Holdings Inc.	305,405	22,059
	Embraer SA ADR	463,600	16,194
	Northrop Grumman Corp.	189,176	14,328
	L-3 Communications
	Holdings Inc.	13,800	1,121
*	Delta Air Lines Inc.	61,700	1,058
*	Hertz Global Holdings Inc.	24,600	592
	Avery Dennison Corp.	12,600	522
	Cintas Corp.	7,700	346
	Rockwell Collins Inc.	2,500	157
			4,580,406
Information Technology (8.4%)
	Microsoft Corp.	33,746,790	1,117,019
	Intel Corp.	16,495,100	395,058
	Cisco Systems Inc.	13,457,400	281,529
	Oracle Corp.	6,423,636	210,567
	International Business
	Machines Corp.	1,000,555	202,652
*	EMC Corp.	7,514,081	168,541
	Corning Inc.	11,519,400	167,031
	Hewlett-Packard Co.	7,742,050	159,486
	Samsung Electronics
	Co. Ltd.	110,400	152,685
	QUALCOMM Inc.	2,086,300	128,558
	Apple Inc.	289,002	127,956
*	Google Inc. Class A	139,342	114,897
	Texas Instruments Inc.	2,624,000	95,015
	Western Digital Corp.	982,900	54,335
	TE Connectivity Ltd.	907,375	39,516
	Mastercard Inc. Class A	68,052	37,628
*	SanDisk Corp.	695,900	36,493
	CA Inc.	786,028	21,199
	Seagate Technology plc	35,450	1,301
	Fidelity National
	Information Services
	Inc.	28,800	1,211
	Computer Sciences Corp.	23,900	1,120
*	Flextronics International
	Ltd.	146,400	1,047
	NVIDIA Corp.	50,600	697
	Applied Materials Inc.	19,800	287
	Maxim Integrated
	Products Inc.	6,900	213
			3,516,041

Windsor II Fund

			Market
			Value
		Shares	($000)
Materials (1.4%)
	EI du Pont de Nemours
	& Co.	5,309,138	289,401
	Eastman Chemical Co.	1,444,400	96,269
	Mosaic Co.	1,535,662	94,582
	Carpenter Technology
	Corp.	1,201,051	53,999
	Praxair Inc.	304,444	34,798
	Walter Energy Inc.	998,000	17,884
	LyondellBasell Industries
	NV Class A	22,820	1,385
	Rock Tenn Co. Class A	11,000	1,102
	CF Industries Holdings Inc.	5,900	1,101
	Dow Chemical Co.	30,000	1,017
*	Owens-Illinois Inc.	38,700	1,017
	Westlake Chemical Corp.	10,800	898
	Huntsman Corp.	22,500	424
	Axiall Corp.	3,420	179
	International Paper Co.	1,100	52
			594,108
Telecommunication Services (2.7%)
	AT&T Inc.	14,308,307	535,989
	Verizon
	Communications Inc.	9,835,809	530,248
	Vodafone Group plc ADR	2,492,500	76,246
	CenturyLink Inc.	32,600	1,225
*	Sprint Nextel Corp.	35,400	250
			1,143,958
Utilities (4.6%)
	Public Service Enterprise
	Group Inc.	17,875,058	654,406
3	CenterPoint Energy Inc.	25,765,313	635,888
	Entergy Corp.	5,427,878	386,628
	Sempra Energy	843,700	69,901
	Exelon Corp.	1,707,100	64,033
*	Calpine Corp.	2,811,933	61,103
	NRG Energy Inc.	1,538,000	42,864
	Edison International	423,300	22,773
	PG&E Corp.	30,500	1,477
	DTE Energy Co.	17,600	1,283
	AES Corp.	89,200	1,236
	Pinnacle West Capital
	Corp.	18,400	1,121

		Market
		Value
	Shares	($000)
NV Energy Inc.	49,300	1,066
American Water
Works Co. Inc.	20,200	846
American Electric
Power Co. Inc.	12,000	617
CMS Energy Corp.	15,300	458
Duke Energy Corp.	3,600	271
Southern Co.	800	39
		1,946,010
Total Common Stocks
(Cost $30,681,618)		40,044,379
Temporary Cash Investments (5.1%)[1]
Money Market Fund (5.0%)
[4,5] Vanguard Market
Liquidity Fund,
0.142%	2,069,550,259	2,069,550

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[6,7] Fannie Mae Discount
Notes, 0.120%, 6/5/13	6,000	5,999
[6,7] Fannie Mae Discount
Notes, 0.110%, 8/21/13	5,000	4,998
[6,7] Fannie Mae Discount
Notes, 0.130%, 9/18/13	30,000	29,979
[6,7] Freddie Mac Discount
Notes, 0.130%, 9/16/13	1,000	999
		41,975
Total Temporary Cash Investments
(Cost $2,111,532)		2,111,525
Total Investments (100.7%)
(Cost $32,793,150)		42,155,904
Other Assets and Liabilities (-0.7%)
Other Assets		238,466
Liabilities[5]		(525,514)
		(287,048)
Net Assets (100%)		41,868,856

Windsor II Fund

At April 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	32,596,456
Undistributed Net Investment Income	198,318
Accumulated Net Realized Losses	(303,534)
Unrealized Appreciation (Depreciation)
Investment Securities	9,362,754
Futures Contracts	14,855
Foreign Currencies	7
Net Assets	41,868,856

Investor Shares—Net Assets
Applicable to 577,366,242 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,120,763
Net Asset Value Per Share—
Investor Shares	$33.12

Admiral Shares—Net Assets
Applicable to 386,980,258 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	22,748,093
Net Asset Value Per Share—
Admiral Shares	$58.78

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $54,741,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.7% and 4.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $56,339,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Securities with a value of $20,888,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Six Months Ended
April 30, 2013
($000)
Investment Income
Income
Dividends[1,2]	517,478
Interest[2]	943
Security Lending	265
Total Income	518,686
Expenses
Investment Advisory Fees—Note B
Basic Fee	28,479
Performance Adjustment	(2,426)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,299
Management and Administrative—Admiral Shares	12,404
Marketing and Distribution—Investor Shares	1,576
Marketing and Distribution—Admiral Shares	1,656
Custodian Fees	146
Shareholders’ Reports—Investor Shares	76
Shareholders’ Reports—Admiral Shares	77
Trustees’ Fees and Expenses	61
Total Expenses	60,348
Expenses Paid Indirectly	(270)
Net Expenses	60,078
Net Investment Income	458,608
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,600,718
Futures Contracts	32,251
Foreign Currencies	(155)
Realized Net Gain (Loss)	1,632,814
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,181,207
Futures Contracts	20,445
Foreign Currencies	9
Change in Unrealized Appreciation (Depreciation)	3,201,661
Net Increase (Decrease) in Net Assets Resulting from Operations	5,293,083

1 Dividends are net of foreign withholding taxes of $1,106,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $19,862,000, $926,000, and $46,185,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	458,608	837,220
Realized Net Gain (Loss)	1,632,814	2,325,818
Change in Unrealized Appreciation (Depreciation)	3,201,661	2,378,206
Net Increase (Decrease) in Net Assets Resulting from Operations	5,293,083	5,541,244
Distributions
Net Investment Income
Investor Shares	(225,295)	(425,313)
Admiral Shares	(253,268)	(386,642)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(478,563)	(811,955)
Capital Share Transactions
Investor Shares	(1,391,835)	(3,249,876)
Admiral Shares	1,158,630	2,027,815
Net Increase (Decrease) from Capital Share Transactions	(233,205)	(1,222,061)
Total Increase (Decrease)	4,581,315	3,507,228
Net Assets
Beginning of Period	37,287,541	33,780,313
End of Period[1]	41,868,856	37,287,541

1 Net Assets—End of Period includes undistributed net investment income of $198,318,000 and $218,428,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.33	$25.68	$24.37	$22.22	$20.56	$37.84
Investment Operations
Net Investment Income	.358	.644	.557	.495	.580	.777
Net Realized and Unrealized Gain (Loss)
on Investments	3.805	3.627	1.276	2.151	1.750	(13.804)
Total from Investment Operations	4.163	4.271	1.833	2.646	2.330	(13.027)
Distributions
Dividends from Net Investment Income	(.373)	(.621)	(.523)	(.496)	(.670)	(.799)
Distributions from Realized Capital Gains —		—	—	—	—	(3.454)
Total Distributions	(.373)	(.621)	(.523)	(.496)	(.670)	(4.253)
Net Asset Value, End of Period	$33.12	$29.33	$25.68	$24.37	$22.22	$20.56

Total Return[1]	14.36%	16.90%	7.48%	12.05%	11.96%	-38.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,121	$18,255	$19,010	$20,921	$20,695	$19,400
Ratio of Total Expenses to
Average Net Assets[2]	0.35%	0.35%	0.35%	0.35%	0.38%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.33%	2.30%	2.11%	2.08%	2.96%	2.66%
Portfolio Turnover Rate	27%	22%	23%	29%	41%	37%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.01%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$52.06	$45.59	$43.26	$39.46	$36.51	$67.18
Investment Operations
Net Investment Income	.658	1.188	1.025	.914	1.064	1.431
Net Realized and Unrealized Gain (Loss)
on Investments	6.747	6.424	2.264	3.811	3.112	(24.497)
Total from Investment Operations	7.405	7.612	3.289	4.725	4.176	(23.066)
Distributions
Dividends from Net Investment Income	(.685)	(1.142)	(.959)	(.925)	(1.226)	(1.473)
Distributions from Realized Capital Gains —		—	—	—	—	(6.131)
Total Distributions	(.685)	(1.142)	(.959)	(.925)	(1.226)	(7.604)
Net Asset Value, End of Period	$58.78	$52.06	$45.59	$43.26	$39.46	$36.51

Total Return[1]	14.40%	16.98%	7.56%	12.12%	12.09%	-37.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,748	$19,032	$14,771	$13,381	$12,060	$11,611
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.27%	0.27%	0.27%	0.27%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.41%	2.38%	2.19%	2.16%	3.07%	2.76%
Portfolio Turnover Rate	27%	22%	23%	29%	41%	37%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.01%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Windsor II Fund

During the six months ended April 30, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and for the period ended April 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI US Prime Market 750 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance for the preceeding five years relative to the Russell 1000 Value Index. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance since January 31, 2010, relative to the Russell 3000 Index.

Windsor II Fund

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $65,000 for the six months ended April 30, 2013.

For the six months ended April 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $2,426,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2013, the fund had contributed capital of $5,150,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2013, these arrangements reduced the fund’s expenses by $270,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	39,508,804	535,575	—
Temporary Cash Investments	2,069,550	41,975	—
Futures Contracts—Assets[1]	1,162	—	—
Futures Contracts—Liabilities[1]	(16)	—	—
Total	41,579,500	577,550	—
1 Represents variation margin on the last day of the reporting period.

Windsor II Fund

F. At April 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2013	639	254,354	9,039
E-mini S&P 500 Index	June 2013	2,465	196,239	5,816

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2013, the fund realized net foreign currency losses of $155,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2012, the fund had available capital losses totaling $1,941,763,000 to offset future net capital gains of $128,122,000 through October 31, 2016, $1,639,579,000 through October 31, 2017, and $174,062,000 through October 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2013, the cost of investment securities for tax purposes was $32,793,150,000. Net unrealized appreciation of investment securities for tax purposes was $9,362,754,000, consisting of unrealized gains of $12,165,361,000 on securities that had risen in value since their purchase and $2,802,607,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2013, the fund purchased $5,047,480,000 of investment securities and sold $6,154,640,000 of investment securities, other than temporary cash investments.

Windsor II Fund

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2013	October 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	546,472	17,912	1,360,965	49,432
Issued in Lieu of Cash Distributions	220,082	7,519	415,018	15,662
Redeemed	(2,158,389)	(70,460)	(5,025,859)	(182,888)
Net Increase (Decrease)—Investor Shares	(1,391,835)	(45,029)	(3,249,876)	(117,794)
Admiral Shares
Issued	2,102,015	38,609	3,988,960	81,728
Issued in Lieu of Cash Distributions	239,632	4,615	364,718	7,738
Redeemed	(1,183,017)	(21,792)	(2,325,863)	(47,911)
Net Increase (Decrease)—Admiral Shares	1,158,630	21,432	2,027,815	41,555

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2012		Proceeds from		April 30, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	557,491	952	—	10,548	635,888
Exelis Inc.	136,271	—	—	2,546	137,627
Service Corp. International	292,496	—	166,724	1,546	NA1
Xylem Inc.	241,399	—	—	1,158	276,126
	1,227,657				1,049,641

1 Not applicable—At April 30, 2013, the security was still held, but the issuer was no longer an affiliated company of the fund.

K. In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2012	4/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,143.61	$1.86
Admiral Shares	1,000.00	1,143.98	1.44
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$1.76
Admiral Shares	1,000.00	1,023.46	1.35

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has renewed the fund’s investment advisory arrangements with Armstrong Shaw Associates Inc. (Armstrong Shaw); Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley); Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley); Lazard Asset Management LLC (Lazard); Sanders Capital, LLC (Sanders Capital); and The Vanguard Group, Inc. (Vanguard) (through its Equity Investment Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Armstrong Shaw. Founded in 1984, Armstrong Shaw is an employee-owned firm that manages large-cap value products. The firm constructs a portfolio of large-cap stocks using a bottom-up, fundamentally driven process to identify individual companies for potential investment. The firm’s disciplined, absolute value-based approach determines the intrinsic value of a company through analysis of its cash flow or an appraisal of its assets. Candidates for purchase are stocks selling at a substantial discount to their intrinsic value from companies that have a sound business and capable management team. Armstrong Shaw has managed a portion of the fund since 2006.

Barrow Hanley. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios and price/book value ratios, and above-average current yields. Barrow Hanley has advised the fund since the fund’s inception in 1985.

Hotchkis and Wiley. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that invests mainly in mid- and large-cap stocks with value-oriented characteristics. Hotchkis and Wiley follows a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance. Hotchkis and Wiley has managed a portion of the fund since 2003.

Lazard. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a bottom-up stock-selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of research: financial screening, fundamental analysis, and accounting validation. Lazard is a subsidiary of Lazard Freres & Co., LLC, and has managed a portion of the fund since 2007.

Sanders Capital. Founded in 2009, Sanders Capital employs a traditional bottom-up, fundamental research-driven approach to identify securities that are undervalued relative to their expected total return. Sanders Capital has managed a portion of the fund since 2010.

Vanguard. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1991.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Armstrong Shaw, Barrow Hanley, Hotchkis and Wiley, Lazard, and Sanders Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Armstrong Shaw, Barrow Hanley, Hotchkis and Wiley, Lazard, and Sanders Capital. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services);
Packard Co. (electronic computer manufacturing),	Director of SKF AB (industrial machinery), the Lumina

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 19, 2013

VANGUARD WINDSOR FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.